(BULL LOGO)
Merrill Lynch Investment Managers


Annual Report
October 31, 2001


MuniYield
California
Fund, Inc.


www.mlim.ml.com


MuniYield California Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal and California income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal and California income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield California Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield California Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MUNIYIELD CALIFORNIA FUND, INC.


A Special
Message to
Shareholders


THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans - across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics - economic and earnings fundamentals. There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.



MuniYield California Fund, Inc., October 31, 2001


DEAR SHAREHOLDER


For the year ended October 31, 2001, the Common Stock of MuniYield California Fund, Inc. earned $0.864 per share income dividends, which included earned and unpaid dividends of $0.080. This represents a net annualized yield of 5.68%, based on a month-end net asset value of $15.22 per share. During the same period, the total investment return on the Fund's Common Stock was +13.85%, based on a change in per share net asset value from $14.19 to $15.22, and assuming reinvestment of $0.850 per share income dividends.

For the six-month period ended October 31, 2001, the total investment return on the Fund's Common Stock was +9.46%, based on a change in per share net asset value from $14.34 to $15.22, and assuming reinvestment of $0.451 per share income dividends.

For the six-month period ended October 31, 2001, the Fund's Auction Market Preferred Stock had an average yield of 2.54% for Series A, 2.37% for Series B and 2.62% for Series C.


The Municipal Market Environment
Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals, and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost
$70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.



MuniYield California Fund, Inc., October 31, 2001


Portfolio Strategy
Throughout the past fiscal year, the Fund was positioned to deliver a high degree of current income exempt from California and Federal income taxes, while maintaining an asset mix with above-industry average credit quality. We maintained a generally low portfolio duration, believing that the bulk of the municipal market's performance could be derived from the intermediate to 20-year maturity area of the yield curve. The most successful strategy employed by us during the past year has been to maximize that portion of Fund assets able to be committed to inverse floater securities. As the Federal Reserve Board dramatically cut short-term interest rates, these securities' borrowing costs were also reduced, generating an extraordinarily high level of coupon income. The Fund's Common Stock shareholders benefited from this action by receiving much higher current returns. Cash equivalent reserves were generally kept at low levels, averaging close to 2% - 3% throughout most of the past 12 months.

The Fund's performance also benefited from its concentration on higher-rated credits. A weakening California and national economy, along with California's energy situation, led to downgrades in several counties and utility-specific-issues. The Fund sidestepped many of these problems by focusing on AA-rated and AAA-rated credits. At October 31, 2001, 90.1% of Fund assets were rated AA or higher by at least one of the major bond rating agencies.

The 400 basis point decrease in short-term interest rates by the Federal Reserve Board during the past 12 months has resulted in lowering the Fund's borrowing costs, currently in the 1.5% - 2.50% range. We have taken advantage of this improvement in short-term borrowing rates to extend the maturity of one of the Fund's series of Preferred Shares. This series was extended to a two-year term at a rate of 2.40%. The remaining two series consist of a seven-day and 28-day mode. The tax-exempt yield curve is steeply positive, generating a material income benefit to the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. (For a complete explanation of the benefits and risks of leveraging, see page 5 of this report to shareholders.)


In Conclusion
We appreciate your ongoing interest in MuniYield California Fund, Inc., and we look forward to assisting you with your financial needs in the months and years to come.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Walter C. O'Connor)
Walter C. O'Connor
Vice President and Portfolio Manager



November 30, 2001



THE BENEFITS AND RISKS OF LEVERAGING


MuniYield California Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MuniYield California Fund, Inc., October 31, 2001


MANAGED DIVIDEND POLICY


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the Financial Information included in this report.


QUALITY PROFILE (unaudited)


The quality ratings of securities in the Fund as of October 31, 2001 were as follows:

                                        Percent of
S&P Rating/Moody's Rating               Net Assets

AAA/Aaa                                    64.0%
AA/Aa                                      26.1
A/A                                         4.9
BBB/Baa                                     1.0
NR (Not Rated)                              1.7
Other++                                     0.6

++Temporary investments in short-term municipal securities.


SCHEDULE OF INVESTMENTS                                                                                      (in Thousands)
                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount   Issue                                                                   Value
California--    AAA       Aaa      $ 4,180   Antioch Area Public Facilities Financing Agency, California,
93.4%                                        Special Tax (Community Facilities District Number 1989-1),
                                             5.70% due 8/01/2022 (a)                                               $  4,534

                AAA       Aaa        4,690   Arcata, California, Joint Powers Financing Authority, Tax
                                             Allocation Revenue Refunding Bonds (Community Development
                                             Project Loan), Series A, 6% due 8/01/2023 (a)                            5,120

                AAA       Aaa        2,500   Bakersfield, California, COP, Refunding (Convention Center
                                             Expansion Project), 5.80% due 4/01/2017 (i)                              2,776

                AA+       Aa1        1,500   California Educational Facilities Authority, Revenue
                                             Refunding Bonds (University of Southern California),
                                             Series A, 5.70% due 10/01/2015                                           1,648

                                             California HFA, Home Mortgage Revenue Bonds:
                AA-       Aa2          905     AMT, Series E-1, 6.70% due 8/01/2025 (d)                                 943
                AA-       Aa2          240     AMT, Series F-1, 7% due 8/01/2026 (d)                                    242
                AA-       Aa2        4,105     AMT, Series N, 6.375% due 2/01/2027 (d)                                4,364
                AAA       Aaa          275     AMT, Series P, 5.80% due 2/01/2019 (a)(d)                                290
                AA-       Aa2        6,900     Series D, 5.85% due 8/01/2017                                          7,332

                A1+       VMIG1++    2,100   California HFA, M/F Housing Revenue Bonds, VRDN, Series D,
                                             1.85% due 2/01/2031 (l)                                                  2,100

                AA-       Aa2        2,950   California HFA, Revenue Bonds, RIB, AMT, Series B-2, 10.075%
                                             due 8/01/2023 (d)(k)                                                     3,153

                NR*       Aa3        2,835   California Health Facilities Finance Authority Revenue Bonds
                                             (Scripps Research Institute), Series A, 6.625% due 7/01/2018             3,017

                AAA       Aaa        1,490   California Health Facilities Finance Authority, Revenue
                                             Refunding Bonds (Pomona Valley Hospital Medical Center),
                                             Series A, 5.625% due 7/01/2019 (i)                                       1,599

                                             California Infrastructure and Economic Development Bank
                                             Revenue Bonds:
                AAA       Aaa        2,520     (Asian Museum Foundation of San Francisco), 5.50% due
                                               6/01/2018 (i)                                                          2,732
                A-        NR*        4,485     (J. David Gladstone Institute Project), 5.50% due 10/01/2020           4,649
                A-        NR*        4,730     (J. David Gladstone Institute Project), 5.50% due 10/01/2021           4,891
                A-        NR*        4,990     (J. David Gladstone Institute Project), 5.50% due 10/01/2022           5,143

                A1+       NR*          300   California Pollution Control Financing Authority, PCR,
                                             Refunding (Pacific Gas and Electric), VRDN, Series C, 2.35%
                                             due 11/01/2026 (l)                                                         300

                A1+       VMIG1++      200   California Pollution Control Financing Authority, Solid
                                             Waste Disposal Revenue Bonds (Shell Martinez Refining),
                                             VRDN, AMT, Series B, 1.70% due 10/01/2031 (l)                              200



Portfolio
Abbreviations

To simplify the listings of MuniYield California Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
GO         General Obligation Bonds
HFA        Housing Finance Agency
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes
YCN        Yield Curve Notes



MuniYield California Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (continued)                                                                          (in Thousands)
                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount   Issue                                                                   Value
California                                   California Rural Home Mortgage Finance Authority, S/F Mortgage
(continued)                                  Revenue Bonds (Mortgage-Backed Securities Program), AMT:
                NR*       Aaa      $ 1,215     Series A-1, 6.90% due 12/01/2024 (e)(h)                             $  1,345
                AAA       NR*          910     Series B, 6.15% due 6/01/2020 (f)                                        991

                                             California State Department of Veteran Affairs, Home Purpose
                                             Revenue Refunding Bonds, Series C:
                AA-       Aa3        5,970     5.875% due 12/01/2015                                                  6,371
                AA-       Aa3        9,315     6.05% due 12/01/2020                                                   9,841
                AA-       Aa3        2,500     6.15% due 12/01/2027                                                   2,646

                                             California State, GO, Refunding:
                A+        Aa3        5,000     5.75% due 5/01/2030                                                    5,347
                AA-       Aa3        4,480     (Veterans), AMT, Series BJ, 5.70% due 12/01/2032                       4,613

                                             California State Public Works Board, Lease Revenue Bonds:
                AAA       Aaa        2,000     (California State University), Series C, 5.40% due
                                               10/01/2022 (i)                                                         2,092
                AAA       NR*        8,500     DRIVERS, Series 209, 9.18% due 3/01/2016 (a)(k)                        9,988
                NR*       NR*        6,800     (Department of Corrections), Series A, 7% due
                                               11/01/2004 (j)                                                         7,883
                AAA       Aaa        6,645     (Department of Health Services), Series A, 5.75% due
                                               11/01/2017 (i)                                                         7,339

                                             California State University and Colleges, Housing System
                                             Revenue Refunding Bonds (c):
                AAA       Aaa        3,000     5.75% due 11/01/2015                                                   3,312
                AAA       Aaa        3,500     5.80% due 11/01/2017                                                   3,867
                AAA       Aaa        3,900     5.90% due 11/01/2021                                                   4,330

                AAA       Aaa        5,250   California Statewide Communities Development Authority,
                                             COP (John Muir/Mount Diablo Health System), 5.125% due
                                             8/15/2022 (i)                                                            5,359

                AAA       Aaa        4,500   Central Coast Water Authority, California, Regional
                                             Facilities Revenue Refunding Bonds (State Water Project),
                                             Series A, 5% due 10/01/2022 (a)                                          4,558

                AAA       Aaa        2,000   Chino Basin, California, Regional Financing Authority
                                             Revenue Bonds (Inland Empire Utility Agency Sewer Project),
                                             5.75% due 11/01/2019 (i)                                                 2,195

                                             Contra Costa County, California, Public Financing Authority,
                                             Tax Allocation Revenue Bonds, Series A:
                AAA       NR*        1,860     7.10% due 8/01/2002 (j)                                                1,967
                BBB       NR*        1,140     7.10% due 8/01/2022                                                    1,175

                AAA       Aaa        2,705   Contra Costa County, California, Public Financing Lease
                                             Revenue Refunding Bonds (Various Capital Facilities),
                                             Series A, 5.30% due 8/01/2020 (i)                                        2,827

                AAA       Aaa        2,500   Davis, California, Joint Unified School District, Community
                                             Facilities District, Special Tax Refunding Bonds,
                                             Number 1, 5.50% due 8/15/2021 (i)                                        2,620

                AAA       Aaa        3,175   Fontana, California, Public Financing Authority, Tax
                                             Allocation Revenue Refunding Bonds (North Fontana
                                             Redevelopment Project), Series A, 5.25% due 9/01/2020 (g)                3,324

                BBB       Baa3       1,750   Inglewood, California, Public Financing Authority, Revenue
                                             Refunding Bonds, Series B, 7% due 5/01/2002 (j)                          1,822

                NR*       Aaa        2,000   Los Angeles, California, COP (Sonnenblick Del Rio West
                                             Los Angeles), 6.20% due 11/01/2031 (a)                                   2,282

                AAA       Aaa       10,000   Los Angeles, California, Community College District, GO,
                                             Series A, 5.50% due 8/01/2021 (i)                                       10,741

                AAA       Aaa        3,645   Los Angeles, California, Community Redevelopment Agency,
                                             Tax Allocation Refunding Bonds (Bunker Hill), Series H,
                                             6.50% due 12/01/2015 (g)                                                 4,011

                AAA       Aaa        5,075   Los Angeles, California, Convention and Exhibition Center
                                             Authority, Lease Revenue Refunding Bonds, DRIVERS, Series 162,
                                             8.61% due 8/15/2018 (i)(k)                                               5,516

                NR*       Aa3       19,060   Los Angeles, California, Department of Water and Power,
                                             Electric Plant Revenue Refunding Bonds, RIB, Series 370,
                                             9.72% due 2/15/2024 (k)                                                 23,255

                                             Los Angeles, California, Harbor Department Revenue Bonds, AMT:
                NR*       Aaa        4,000     RITR, Series RI-7, 10.095% due 11/01/2026 (i)(k)                       4,919
                AA        Aa3        2,000     Series B, 6% due 8/01/2015                                             2,181
                AA        Aa3        4,240     Series B, 6.60% due 8/01/2015                                          4,456
                AA        Aa3        8,855     Series B, 6.625% due 8/01/2019                                         9,287

                AAA       NR*        3,100   Los Angeles, California, Harbor Department Revenue Refunding
                                             Bonds, 7.60% due 10/01/2018 (b)                                          3,939

                AAA       Aaa       12,250   Los Angeles, California, Wastewater System Revenue Bonds,
                                             Series A, 5% due 6/01/2023 (c)                                          12,412

                AAA       Aaa        4,000   Los Angeles County, California, Metropolitan Transportation
                                             Authority, Sales Tax Revenue Bonds (Proposition C), Second
                                             Tier, Senior Series A, 5.50% due 7/01/2017 (a)                           4,290

                AAA       Aaa        5,000   Los Angeles County, California, Public Works Financing
                                             Authority, Lease Revenue Bonds (Multiple Capital Facilities
                                             Project VI), Series A, 5.625% due 5/01/2026 (a)                          5,357

                AAA       Aaa        5,730   Metropolitan Water District of Southern California,
                                             Waterworks Revenue Bonds, Series A, 5.75% due 7/01/2005 (i)(j)           6,503

                AAA       Aaa        8,705   Modesto, California, Wastewater Treatment Facilities Revenue
                                             Bonds, 5.625% due 11/01/2017 (i)                                         9,391

                AAA       Aaa        1,750   North City-West, California, School Facilities Financing
                                             Authority, Special Tax Refunding Bonds, Series B, 5.75% due
                                             9/01/2015 (g)                                                            1,929

                AAA       Aaa        1,270   Northern California Power Agency, Multiple Capital Facilities
                                             Revenue Bonds, RIB, 10.967% due 8/01/2025 (i)(k)                         1,389

                                             Oakland, California, Joint Powers Financing Authority, Lease
                                             Revenue Bonds (Oakland Administration Buildings) (a):
                AAA       Aaa        2,000     5.90% due 8/01/2016                                                    2,229
                AAA       Aaa       11,395     5.75% due 8/01/2021                                                   12,350

                AAA       Aaa        4,160   Oakland, California, State Building Authority, Lease Revenue
                                             Bonds (Elihu M. Harris), Series A, 5% due 4/01/2023 (a)                  4,214

                                             Oakland, California, Unified School District, Alameda County,
                                             GO, Series F (i):
                AAA       Aaa        3,290     5.50% due 8/01/2017                                                    3,573
                AAA       Aaa        3,770     5.50% due 8/01/2018                                                    4,065

                AAA       Aaa        1,750   Pleasant Valley, California, School District, Ventura County,
                                             GO, Series C, 5.75% due 8/01/2025 (i)                                    1,898

                AAA       Aaa       10,600   Port Oakland, California, Port Revenue Refunding Bonds,
                                             Series I, 5.40% due 11/01/2017 (i)                                      11,330

                AAA       Aaa        4,315   Rancho Cucamonga, California, Redevelopment Agency, Tax
                                             Allocation Refunding Bonds (Rancho Redevelopment Project),
                                             5.25% due 9/01/2020 (g)                                                  4,501

                AAA       Aaa        2,345   Richmond, California, Redevelopment Agency, Tax Allocation,
                                             Refunding Bonds (Harbour Redevelopment Project), Series A,
                                             5.50% due 7/01/2018 (i)                                                  2,526

                AAA       Aaa        5,000   Roseville, California, Electric System Revenue Bonds, COP,
                                             5.50% due 2/01/2024 (g)                                                  5,310


MuniYield California Fund, Inc., October 31, 2001


SCHEDULE OF INVESTMENTS (concluded)                                                                          (in Thousands)
                S&P      Moody's     Face
STATE         Ratings    Ratings    Amount   Issue                                                                   Value
California      AAA       Aaa      $ 5,000   Sacramento, California, Municipal Utility District,
(concluded)                                  Electric Revenue Refunding Bonds, Series L, 5.125%
                                             due 7/01/2022 (i)                                                     $  5,116

                                             Sacramento County, California, Sanitation District Financing
                                             Authority, Revenue Refunding Bonds:
                AA        Aa3        4,500     RIB, Series 366, 9.62% due 12/01/2027 (k)                              5,491
                AA        Aa3        5,695     Series A, 5.60% due 12/01/2017                                         6,026
                AA        Aa3        6,190     Series A, 5.75% due 12/01/2018                                         6,584
                AA        Aa3        3,750     Trust Receipts, Class R, Series A, 9.789% due 12/01/2019 (k)           4,477

                AAA       Aaa       10,100   San Bernardino, California, City Unified School District, GO,
                                             Refunding, Series A, 5.875% due 8/01/2024 (c)                           11,078

                AAA       Aaa        3,000   San Bernardino, California, Joint Powers Financing Authority,
                                             Lease Revenue Bonds (Department of Transportation Lease),
                                             Series A, 5.50% due 12/01/2020 (i)                                       3,163

                AAA       Aaa        5,000   San Bernardino, California, Joint Powers Financing Authority,
                                             Tax Allocation Revenue Refunding Bonds, Series A, 5.75% due
                                             10/01/2015 (g)                                                           5,492

                BBB+      Baa1       1,300   San Diego, California, Redevelopment Agency, Tax Allocation
                                             Refunding Bonds (Horton Project), Series B, 6.625% due
                                             11/01/2006 (j)                                                           1,563

                AAA       Aaa        3,000   San Diego, California, Sewer Revenue Bonds, Series A, 5.25%
                                             due 5/15/2020 (i)                                                        3,056

                                             San Francisco, California, City and County Airport Commission,
                                             International Airport Revenue Bonds, AMT, Second Series:
                AAA       Aaa        3,000     Issue 5, 6.50% due 5/01/2019 (c)                                       3,282
                AAA       Aaa        4,525     Issue 6, 6.60% due 5/01/2020 (a)                                       4,962
                AAA       Aaa        3,000     Issue 11, 6.25% due 5/01/2005 (c)(j)                                   3,390

                AA        Aa3        1,720   San Francisco, California, City and County Educational
                                             Facilities, GO (Community College), Series A, 5.75% due
                                             6/15/2019                                                                1,878

                AAA       Aaa        4,715   San Francisco, California, City and County Redevelopment
                                             Agency, Lease Revenue Refunding Bonds (George R. Moscone
                                             Convention Center), 6.80% due 7/01/2019 (g)                              5,281

                AA        Aa3        1,310   San Francisco, California, City and County Zoo Facilities,
                                             GO, Series B, 5.75% due 6/15/2019                                        1,431

                AAA       Aaa        2,020   Santa Clara, California, Unified School District, GO, 5.50%
                                             due 7/01/2021 (c)                                                        2,169

                AAA       Aaa        2,000   Santa Clara County, California, Financing Authority,
                                             Lease Revenue Bonds (VMC Facility Replacement Project),
                                             Series A, 6.875% due 11/15/2004 (a)(j)                                   2,315

                NR*       Aaa        5,125   Santa Clara Valley, California, Water District, COP,
                                             Refunding, RIB, Series 411, 9.87% due 2/01/2024 (c)(k)                   5,936

                AAA       Aaa        3,000   Santa Fe Springs, California, Redevelopment Agency, Tax
                                             Allocation Refunding Bonds (Conservation Redevelopment Project),
                                             Series A, 6% due 9/01/2014 (i)                                           3,147

                AAA       Aaa        4,000   Santa Monica, California, Redevelopment Agency, Tax
                                             Allocation Bonds (Earthquake Recovery Redevelopment Project),
                                             6% due 7/01/2029 (a)                                                     4,438

                AAA       Aaa        2,000   Sequoia, California, Unified High School District, GO,
                                             5.70% due 7/01/2024 (g)                                                  2,130

                AAA       Aaa        2,265   South Bayside, California, Waste Management Authority,
                                             Waste System Revenue Bonds, 5.75% due 3/01/2020 (a)                      2,475

                AAA       NR*          555   Southern California Home Finance Authority, S/F Mortgage
                                             Revenue Bonds (Mortgage-Backed Securities Program), AMT,
                                             Series A, 6.75% due 9/01/2022 (f)                                          567

                AAA       Aaa        3,235   Taft, California, Public Financing Authority, Lease Revenue
                                             Bonds (Community Correctional Facilty), Series A, 6.05% due
                                             1/01/2017 (i)                                                            3,539

                A+        A1         1,310   Torrance, California, Hospital Revenue Refunding Bonds
                                             (Torrance Memorial Medical Center), Series A, 6% due 6/01/2022           1,414

                AA        Aa2        6,000   University of California, Multi-Purpose Revenue Bonds,
                                             Series K, 5.30% due 9/01/2030                                            6,211

                AAA       Aaa        5,000   University of California, Revenue Refunding Bonds
                                             (Research Facilities), Series C, 5% due 9/01/2021 (g)                    5,072

                AAA       Aaa        5,000   Vista, California, Joint Powers Financing Authority,
                                             Lease Revenue Refunding Bonds, 5.625% due 5/01/2016 (i)                  5,429


Puerto          AAA       Aaa       10,250   Puerto Rico Commonwealth, GO, Refunding, YCN, 9.432%
Rico--4.9%                                   due 7/01/2020 (b)(g)(k)                                                 11,057

                AAA       Aaa        2,140   Puerto Rico Commonwealth Highway and Transportation
                                             Authority, Highway Revenue Bonds, Series Y, 5.50% due
                                             7/01/2026 (i)                                                            2,246

                A         Baa1       5,500   Puerto Rico Commonwealth Highway and Transportation
                                             Authority, Highway Revenue Refunding Bonds, Series V,
                                             6.625% due 7/01/2012                                                     5,732

                AAA       Aaa        2,600   Puerto Rico Electric Power Authority, Power Revenue Bonds,
                                             Series X, 5.50% due 7/01/2025 (i)                                        2,678

                A-        Baa1       1,000   Puerto Rico Electric Power Authority, Power Revenue
                                             Refunding Bonds, Series U, 6% due 7/01/2014                              1,083


                Total Investments (Cost--$421,622)--98.3%                                                           454,607
                Other Assets Less Liabilities--1.7%                                                                   7,917
                                                                                                                   --------
                Net Assets--100.0%                                                                                 $462,524
                                                                                                                   ========

(a)AMBAC Insured.
(b)Escrowed to maturity.
(c)FGIC Insured.
(d)FHA Insured.
(e)FHLMC Collateralized.
(f)FNMA/GNMA Collateralized.
(g)FSA Insured.
(h)GNMA Collateralized.
(i)MBIA Insured.
(j)Prerefunded.
(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(l)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
*Not Rated.
++Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte &
Touche LLP.

See Notes to Financial Statements.


MuniYield California Fund, Inc., October 31, 2001


STATEMENT OF ASSETS, LIABILITIES AND CAPITAL


                As of October 31, 2001
Assets:         Investments, at value (identified cost--$421,622,475)                                        $  454,606,724
                Cash                                                                                                156,559
                Interest receivable                                                                               8,085,249
                Prepaid expenses and other assets                                                                   322,172
                                                                                                             --------------
                Total assets                                                                                    463,170,704
                                                                                                             --------------

Liabilities:    Payables:
                   Dividends to shareholders                                                 $    351,388
                   Investment adviser                                                             195,593           546,981
                                                                                             ------------
                Accrued expenses and other liabilities                                                              100,040
                                                                                                             --------------
                Total liabilities                                                                                   647,021
                                                                                                             --------------

Net Assets:     Net assets                                                                                   $  462,523,683
                                                                                                             ==============

Capital:        Capital Stock (200,000,000 shares authorized):
                   Preferred Stock, par value $.10 per share (5,600 shares of AMPS*
                   issued and outstanding at $25,000 per share liquidation preference)                         $140,000,000
                   Common Stock, par value $.10 per share (21,184,475 shares issued
                   and outstanding)                                                          $  2,118,448
                Paid-in capital in excess of par                                              298,320,316
                Undistributed investment income--net                                            3,272,812
                Accumulated realized capital losses on investments--net                      (11,494,843)
                Accumulated distributions in excess of realized capital gains on
                investments--net                                                              (2,677,299)
                Unrealized appreciation on investments--net                                    32,984,249
                                                                                             ------------
                Total--Equivalent to $15.22 net asset value per share of Common Stock
                (market price--$15.10)                                                                          322,523,683
                                                                                                             --------------
                Total capital                                                                                $  462,523,683
                                                                                                             ==============

*Auction Market Preferred Stock.

See Notes to Financial Statements.


STATEMENT OF OPERATIONS


                For the Year Ended October 31, 2001
Investment      Interest and amortization of premium and discount earned                                     $   24,892,309
Income:

Expenses:       Investment advisory fees                                                     $  2,258,989
                Commission fees                                                                   342,744
                Accounting services                                                               137,798
                Professional fees                                                                  88,480
                Transfer agent fees                                                                76,973
                Listing fees                                                                       47,687
                Printing and shareholder reports                                                   36,924
                Custodian fees                                                                     32,263
                Directors' fees and expenses                                                       29,322
                Pricing fees                                                                       15,972
                Other                                                                              32,615
                                                                                             ------------
                Total expenses                                                                                    3,099,767
                                                                                                             --------------
                Investment income--net                                                                           21,792,542
                                                                                                             --------------

Realized &      Realized gain on investments--net                                                                 5,619,363
Unrealized      Change in unrealized appreciation on investments--net                                            16,860,244
Gain on                                                                                                      --------------
Investments--   Net Increase in Net Assets Resulting from Operations                                         $   44,272,149
Net:                                                                                                         ==============

See Notes to Financial Statements.


MuniYield California Fund, Inc., October 31, 2001


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                 For the Year Ended
                                                                                                    October 31,
                Increase (Decrease) in Net Assets:                                               2001               2000
Operations:     Investment income--net                                                     $   21,792,542    $   21,692,929
                Realized gain (loss) on investments--net                                        5,619,363      (11,494,921)
                Change in unrealized appreciation/depreciation on investments--net             16,860,244        30,050,061
                                                                                           --------------    --------------
                Net increase in net assets resulting from operations                           44,272,149        40,248,069
                                                                                           --------------    --------------

Dividends to    Investment income--net:
Shareholders:      Common Stock                                                              (18,000,449)      (16,980,585)
                   Preferred Stock                                                            (4,251,280)       (4,877,784)
                                                                                           --------------    --------------
                Net decrease in net assets resulting from dividends to shareholders          (22,251,729)      (21,858,369)
                                                                                           --------------    --------------

Net Assets:     Total increase in net assets                                                   22,020,420        18,389,700
                Beginning of year                                                             440,503,263       422,113,563
                                                                                           --------------    --------------
                End of year*                                                               $  462,523,683    $  440,503,263
                                                                                           ==============    ==============

                *Undistributed investment income--net                                      $    3,272,812    $    3,732,077
                                                                                           ==============    ==============

See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS

The following per share data and ratios
have been derived from information
provided in the financial statements.
                                                                                For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                          2001         2000         1999         1998          1997
Per Share         Net asset value, beginning of year          $   14.19    $   13.32    $   16.23    $   15.98    $   15.44
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment income--net                           1.03         1.02         1.03         1.11         1.17
                  Realized and unrealized gain
                  (loss) on investments--net                       1.05          .88       (2.25)          .39          .54
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                 2.08         1.90       (1.22)         1.50         1.71
                                                              ---------    ---------    ---------    ---------    ---------
                  Less dividends and distributions
                  to Common Stock shareholders:
                     Investment income--net                       (.85)        (.80)        (.88)        (.92)        (.93)
                     Realized gain on investments--net               --           --        (.24)        (.08)           --
                     In excess of realized gain on
                     investments--net                                --           --        (.34)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total dividends and distributions
                  to Common Stock shareholders                    (.85)        (.80)       (1.46)       (1.00)        (.93)
                                                              ---------    ---------    ---------    ---------    ---------
                  Capital charge resulting from
                  issuance of Common Stock                           --           --           --        (.01)           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Effect of Preferred Stock:
                     Dividends and distributions to
                     Preferred Stock shareholders:
                        Investment income--net                    (.20)        (.23)        (.14)        (.19)        (.24)
                        Realized gain on investments--net            --           --        (.04)        (.05)           --
                        In excess of realized gain on
                        investments--net                             --           --        (.05)           --           --
                                                              ---------    ---------    ---------    ---------    ---------
                  Total effect of Preferred Stock                 (.20)        (.23)        (.23)        (.24)        (.24)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of year                $   15.22    $   14.19    $   13.32    $   16.23    $   15.98
                                                              =========    =========    =========    =========    =========
                  Market price per share, end of year         $   15.10    $ 13.0625    $  12.625    $ 16.5625    $  15.875
                                                              =========    =========    =========    =========    =========

Total             Based on market price per share                22.71%       10.18%     (16.13%)        8.10%       13.44%
Investment                                                    =========    =========    =========    =========    =========
Return:*          Based on net asset value per share             13.85%       13.45%      (9.70%)       11.04%       10.01%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses**                                1.00%        1.02%         .98%         .93%         .97%
on Average                                                    =========    =========    =========    =========    =========
Net Assets of     Total investment income--net**                  7.00%        7.51%        6.86%        7.12%        7.47%
Common Stock:                                                 =========    =========    =========    =========    =========
                  Amount of dividends to Preferred
                  Stock shareholders                              1.37%        1.69%         .96%        1.21%        1.53%
                                                              =========    =========    =========    =========    =========
                  Investment income--net, to Common
                  Stock shareholders                              5.63%        5.82%        5.90%        5.91%        5.94%
                                                              =========    =========    =========    =========    =========

Ratios Based      Total expenses                                   .69%         .69%         .68%         .65%         .67%
on Total                                                      =========    =========    =========    =========    =========
Average Net       Total investment income--net                    4.83%        5.05%        4.77%        4.94%        5.14%
Assets:**++                                                   =========    =========    =========    =========    =========

Ratios Based      Dividends to Preferred Stock
on Average Net    shareholders                                    3.04%        3.47%        2.18%        2.82%        3.36%
Assets of                                                     =========    =========    =========    =========    =========
Preferred Stock:

Supplemental      Net assets, net of Preferred Stock,
Data:             end of year (in thousands)                  $ 322,524    $ 300,503    $ 282,114    $ 339,345    $ 268,297
                                                              =========    =========    =========    =========    =========
                  Preferred Stock outstanding,
                  end of year (in thousands)                  $ 140,000    $ 140,000    $ 140,000    $ 140,000    $ 120,000
                                                              =========    =========    =========    =========    =========
                  Portfolio turnover                             58.17%       93.01%      146.39%      136.88%       88.68%
                                                              =========    =========    =========    =========    =========

Leverage:         Asset coverage per $1,000                   $   3,304    $   3,146    $   3,015    $   3,424    $   3,236
                                                              =========    =========    =========    =========    =========

Dividends Per     Series A--Investment income--net            $     802    $     865    $     527    $     729    $     852
Share on                                                      =========    =========    =========    =========    =========
Preferred         Series B--Investment income--net            $     721    $     875    $     546    $     693    $     830
Stock                                                         =========    =========    =========    =========    =========
Outstanding:++++  Series C--Investment income--net            $     745    $     875    $     591    $     466           --
                                                              =========    =========    =========    =========    =========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
**Do not reflect the effect of dividends to Preferred Stock shareholders.
++Includes Common and Preferred Stock average net assets.
++++The Fund's Preferred Stock was issued on April 10, 1992
(Series A and B) and February 9, 1998 (Series C).

See Notes to Financial Statements.


MuniYield California Fund, Inc., October 31, 2001


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
MuniYield California Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYC. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $148,354 increase to the cost of securities and a corresponding $148,354 decrease to net appreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $78 have been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM for such services. For the year ended October 31, 2001, the Fund reimbursed FAM an aggregate of $22,558 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $260,899,169 and $247,895,498, respectively.

Net realized gains (losses) for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001 were as follows:


                                     Realized        Unrealized
                                  Gains (Losses)       Gains

Long-term investments             $  6,565,188     $ 32,984,249
Financial futures contracts          (945,825)               --
                                  ------------     ------------
Total                             $  5,619,363     $ 32,984,249
                                  ============     ============


As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $32,984,249, all of which is related to appreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $421,622,475.


4. Capital Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

Preferred Stock
Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2001 were: Series A, 2.40%; Series B, 1.70%; Series C, 2.48%.

Shares issued and outstanding during the years ended
October 31, 2001 and October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, earned $320,641 as commissions.


5. Capital Loss Carryforward:
At October 31, 2001, the Fund had a net capital loss carryforward of approximately $12,291,000, of which $648,000 expires in 2007 and $11,643,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.


6. Subsequent Event:
On November 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.080000 per share, payable on November 29, 2001 to shareholders of record as of November 20, 2001.



MuniYield California Fund, Inc., October 31, 2001


INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
MuniYield California Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of MuniYield California Fund, Inc. as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MuniYield California Fund, Inc. as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
New York, New York
December 5, 2001



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid by MuniYield
California Fund, Inc. during its taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
James H. Bodurtha, Director
Herbert I. London, Director
Joseph L. May, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Walter C. O'Connor, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
90 Washington Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100Church Street
New York, NY 10286



NYSE Symbol
MYC